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                                                                    EXHIBIT 21.1


                             NABORS INDUSTRIES, INC.
                            SIGNIFICANT SUBSIDIARIES
                              As of June 30, 2002

                                                         Jurisdiction of
Subsidiary                                         Incorporation or Organization
----------                                         -----------------------------
Nabors Corporate Services                                   Delaware
Serendipity Investments, Ltd.                               Delaware
Nabors Drilling USA, LP                                     Delaware
Yellow Deer Investments Corp.                               Nevada
Nabors Alaska Drilling, Inc.                                Alaska
Nabors Holding Company                                      Delaware
Pool Company                                                Delaware
Nabors International, Inc.                                  Delaware
Nabors Management Ltd.                                      Bermuda
Nabors Drilling International Ltd.                          Bermuda
Nabors Offshore Corporation                                 Delaware
Pool Well Services Co.                                      Delaware
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                             NABORS INDUSTRIES, LTD.
                            SIGNIFICANT SUBSIDIARIES
                              As of June 30, 2002

                                                         Jurisdiction of
Subsidiary                                         Incorporation or Organization
----------                                         -----------------------------
Nabors International Finance, Inc.                          Delaware
Nabors Industries, Inc.                                     Delaware
Nabors Corporate Services                                   Delaware
Serendipity Investments, Ltd.                               Delaware
Nabors Drilling USA, LP                                     Delaware
Yellow Deer Investments Corp.                               Nevada
Nabors Alaska Drilling, Inc.                                Alaska
Nabors Holding Company                                      Delaware
Pool Company                                                Delaware
Nabors International, Inc.                                  Delaware
Nabors Management Ltd.                                      Bermuda
Nabors Drilling International Ltd.                          Bermuda
Nabors Offshore Corporation                                 Delaware
Pool Well Services Co.                                      Delaware